                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ___
Filed by a Party other than the Registrant ___

Check the appropriate box:

____  Preliminary Proxy Statement

____ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))

 X    Definitive Proxy Statement
----
____  Definitive Additional Materials

____  Soliciting Material Pursuant to Section 240.14.a-11(c) or
      Section 240.14a-12


                                SUN BANCORP, INC.

Payment of Filing Fee (Check the appropriate box):

 X    No Fee Required
----
____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11

      1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies;

         ----------------------------------------------------------------------
      3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------
      5) Total fee paid:

         ----------------------------------------------------------------------

____  Fee paid previously with preliminary materials

____ Check box if any part of the fee is offset as provided by Exchange Act O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

         ----------------------------------------------------------------------
      2) Form, Schedule of Registration Statement No:

         ----------------------------------------------------------------------
      3) Filing Party:

         ----------------------------------------------------------------------
      4) Date Filed:

         ----------------------------------------------------------------------

                                     (LOGO)

                                                                  March 23, 2001


Dear Shareholder:

     It is a pleasure to invite you to the 2001 Annual Shareholders' Meeting of Sun Bancorp, Inc. to be held on April 26, 2001.

     The notice of the meeting and the proxy statement address the formal business of the meeting, which includes the election of directors and the ratification of the appointment of Sun's auditors for 2001. At the meeting, Sun's management will address other corporate matters that will be of interest to you.

     You are cordially invited to the shareholders' luncheon that will be served promptly after the close of the Annual Meeting. Should you desire to stay for lunch, please complete and return the accompanying RSVP postcard by April 13, 2001 to Sun at 2-16 S. Market Street, P.O. Box 57, Selinsgrove, Pennsylvania 17870. The reverse side of the RSVP card has been designated for questions you would like addressed at the Annual Meeting.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy in the postage prepaid envelope as soon as possible. If you do attend the meeting and wish to vote in person, you must give written notice thereof to the Secretary of the corporation so that your proxy will be superseded by any ballot that you submit at the meeting.

                                  Sincerely,


             /s/ Fred W. Kelly, Jr.                   /s/ Robert J. McCormack
             -----------------------------            -----------------------
             Fred W. Kelly, Jr.                       Robert J. McCormack
             Chairman of the Board and CEO            President and COO



Enclosures - Notice of Meeting
             Proxy Statement
             Proxy
             Luncheon Reply Card
             Return Envelope for Proxy

                                     (LOGO)

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 26, 2001

To the Shareholders of Sun Bancorp, Inc.:

     NOTICE is hereby given that the ANNUAL MEETING OF SHAREHOLDERS of Sun Bancorp, Inc., will be held at the Susquehanna Valley Country Club, Mill Road, Hummels Wharf, Pennsylvania on Thursday, April 26, 2001 at 10:30 a.m., prevailing time, for the following purposes:

1. To elect six directors to serve for a three year term and until their successors are elected, qualified and take office;
2. To elect two directors to serve for a two year term and until their successors are elected, qualified and take office;
3. To ratify the appointment of Parente Randolph, PC, Accountants & Consultants, as the corporation's independent auditors for the fiscal year ending December 31, 2001; and
4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     Reference is hereby made to the accompanying proxy statement for details with regard to the above matters. The Board of Directors of the corporation does not know of any matters, other than those listed above, which are likely to come before the meeting.

     Only shareholders of record on the corporation's books at the close of business on March 8, 2001 will be entitled to vote at the meeting and any adjournment or postponement thereof.

                                           By Order of the Board of
                                           Directors of Sun Bancorp, Inc.,

                                           /s/ Fred W. Kelly, Jr.
                                           ------------------------------
                                           Fred W. Kelly, Jr.
                                           Chairman of the Board and CEO



March 23, 2001
Selinsgrove, Pennsylvania


IMPORTANT NOTICE

     To assure your representation at the meeting, please complete, date, sign and promptly mail the accompanying proxy in the return envelope that has been provided. No postage is necessary if mailed in the United States. Any person giving a proxy has the power to revoke it prior to its exercise and shareholders who are present at the meeting may then revoke their proxy and vote in person after giving written notice thereof to the Secretary of the corporation.

                                     (LOGO)

                    PROXY STATEMENT FOR ANNUAL SHAREHOLDERS'
                      MEETING TO BE HELD ON APRIL 26, 2001

                                     GENERAL

INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Sun Bancorp, Inc. of proxies to be voted at the 2001 Annual Meeting of Shareholders. The Annual Meeting is scheduled to be held on Thursday, April 26, 2001 at 10:30 a.m., prevailing time, at the Susquehanna Valley Country Club, Mill Road, Hummels Wharf, Pennsylvania and at any adjournment or postponement of the Annual Meeting in accordance with the Annual Meeting notice and By-Laws of Sun. The address of the principal executive office of the corporation is 2-16 S. Market Street, P.O. Box 57, Selinsgrove, Pennsylvania 17870, telephone number (570) 374-1131. All inquiries should be directed to Fred W. Kelly, Jr., Chairman of the Board and CEO of Sun. The corporation currently has two wholly-owned subsidiaries, SunBank, Pennsylvania Sun Life Insurance Company and is a 75% owner of Sun Abstract and Settlement Services, LLC.

MATTERS TO BE SUBMITTED TO THE SHAREHOLDERS AT THE ANNUAL MEETING

     The Board of Directors does not know of any matters that are likely to be brought before the Annual Meeting other than the matters set forth in the accompanying notice of Annual Meeting of Shareholders. If any other matters are properly presented to the Annual Meeting for action, the persons named in the accompanying proxy and acting there under will vote on such matters in accordance with their best judgment.

SOLICITATION OF PROXIES FOR THE ANNUAL MEETING

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of the corporation for use at the Annual Meeting. The approximate date upon which this proxy statement and the accompanying proxy and notice of the Annual Meeting will first be made available and first sent to the shareholders is on or about March 23, 2001. In addition to using the mails, proxies may be solicited by personal interview, telephone calls or telecopiers by the directors, officers and regular employees of the corporation and its wholly-owned banking subsidiary, SunBank.

HOUSEHOLDING OF ANNUAL REPORT, PROXY STATEMENT OR INFORMATION STATEMENT

     The corporation has written to shareholders with a common address to determine their preference with regard to shared mailings. One annual report, proxy statement or information statement has been delivered to multiple shareholders who share an address unless the corporation has received contrary written instructions. In the future, any shareholder may request a separate annual report, proxy statement or information statement by contacting Shareholder Services, 2-16 S. Market Street, P.O. Box 57, Selinsgrove, PA 17870 or by calling Shareholder Services at (570) 372-7112. Any shareholder that wishes to request householding of documents may do so by contacting Shareholder Services at the same address or phone number listed above. All requests to change householding status must be in writing.

COST OF SOLICITATION OF PROXIES WILL BE PAID BY CORPORATION

     The corporation will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the proxies, and any additional material that the corporation may furnish to shareholders in connection with the Annual Meeting. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to their principals.

DISCRETIONARY AUTHORITY OF PROXY - RIGHT OF REVOCATION OF PROXY

     The accompanying proxy vests discretionary authority in the proxyholders to vote with respect to any and all of the following matters that come before the Annual Meeting:

     o matters about which the corporation has no knowledge, a reasonable time before the proxy solicitation, that may be presented to the meeting;
     o approval of the minutes of the most recent prior meeting of the shareholders, if such an action does not amount to ratification of the action taken at that meeting;
     o the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; and
     o matters incident to the conduct of the meeting. In connection with such matters, the persons named in the accompanying proxy will vote in accordance with their best judgment.

     Shareholders giving a proxy have a right to revoke it by a written instrument, including a later dated proxy, signed in the same manner as the prior proxy and received by the Secretary of the corporation prior to the commencement of the Annual Meeting.

RECORD DATE - VOTING SECURITIES - QUORUM

     The record date for the Annual Meeting is March 8, 2001. Only holders of record of common stock on the corporation's books at the close of business on March 8, 2001 will be entitled to notice of and to vote at the Annual Meeting. On that date, Sun had 6,634,807 shares of common stock outstanding. The shareholders are entitled to one vote per share on any business that may properly come before the meeting. There is no cumulative voting with respect to the election of directors.

     Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made on the proxy by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for the directors named and FOR ratification of the appointment of Parente Randolph, PC, Accountants & Consultants, as the corporation's independent auditors for the fiscal year ending December 31, 2001.

     Under Pennsylvania law and the By-Laws of the corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast, will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the six nominees for director for a three year term and the two nominees for director for a two year term receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders on the matter is required for the ratification of the appointment of independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and therefore do not count either for or against such ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each such matter by reducing the total number of shares voted from which the required majority is calculated.

     The corporation has no present reason to believe that any of the Board's nominees will be unable to serve as a director, if elected. The Board of Directors does not know whether any nominations will be made at the Annual Meeting other than those specified in this proxy statement. If any such nominations are made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons named as proxyholders will vote for those persons nominated by the Board and identified in this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of March 8, 2001, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent of the corporation's outstanding common stock, the number of shares beneficially owned by such person and the percentage of the corporation's outstanding common stock so owned.

                                                            Percent of
                                                           Outstanding
                                            Shares         Common Stock
                                         Beneficially      Beneficially
     Name and Address                       Owned *           Owned
     ----------------                    ------------      -------------
F.N.B. Investment Corporation              1,043,922          15.73%
Hermitage Square
Hermitage, Pennsylvania  16148


-----------------
* See footnote (1) to the Security Ownership of Nominees, Directors and Executive Officers' table on page 10 for the definition of "beneficially owned."

                               BOARD OF DIRECTORS

GENERAL

     The corporations By-Laws provide that the corporation's business shall be managed by a Board of Directors of not less than six and not more than twenty five directors. The corporation's Board, as provided in the By-Laws, is divided into three classes of directors, with each class being as nearly equal in number as possible. The Board of Directors consists currently of sixteen directors with:

     o    eight directors whose term expires at the annual meeting in 2001;
     o    five directors whose term expires at the annual meeting in 2002; and
     o    three directors whose term expires at the annual meeting in 2003.

Under the corporation's By-Laws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for a term expiring with the next annual meeting, unless the directors are appointed by the Board after the shareholder record date for that meeting, in which case the person serves as a director until the annual meeting following that meeting. The directors in each class normally serve terms of three years each and until their successors are elected, qualified and take office. All of the nominees are current directors of the corporation.

GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS*

     The corporation's and SunBank's Boards of Directors hold separate meetings.

     There were eight meetings of the corporation's Board of Directors during 2000. Each incumbent director attended at least seventy five percent of the aggregate of the total number of meetings of the corporation's Board of Directors held during the period for which such incumbent was a director, and each incumbent director, other than Messrs. Hebble, John and Schnure, attended at least seventy five percent of the total number of meetings held by all committees of the Board on which such incumbent served.

THE COMMITTEES OF THE CORPORATION'S BOARDS

     EXECUTIVE COMMITTEE. The Executive Committee of the corporation's Board may exercise the full authority of the Board of Directors in the management of the business and affairs of the corporation between meetings of the Board. The committee reviews and makes recommendations to the Board of Directors on all matters relating to the programs of the corporation that will accomplish its long and short range objectives and goals. The committee held four meetings in 2000. The members of the committee are: Fred W. Kelly, Jr., Chairman; Max E. Bingaman; George F. Keller; Robert J. McCormack; Lehman B. Mengel; and Jonathan
J. Hullick, an ex-officio member and the corporation's Executive Vice President-Finance.

     AUDIT COMMITTEE. The Audit Committee recommends, for ratification by the shareholders, the independent auditors that will be retained by the corporation and SunBank. The Audit Committee approves services to be performed by the independent auditors. The committee held five meetings in 2000. The members of the committee are: Max E. Bingaman, Chairman; David R. Dieck; Louis A. Eaton; Dr. Robert E. Funk; Thomas B. Hebble; Marlin T. Sierer; and Jeffrey J. Kapsar, an ex officio member and the corporation's Internal Auditor.



--------------
* See Footnote Information Concerning Directors on Page 9.

     INVESTMENT COMMITTEE. The Investment Committee develops and implements a portfolio investment policy for the corporation. The committee meets at the call of any member of the committee. The committee held two meetings during 2000. The members of the committee are: Jonathan J. Hullick, the corporation's Executive Vice President-Finance, Chairman; Stephen J. Gurgovits; George F. Keller; Fred
W. Kelly; Jr.; Robert J. McCormack; and Brian L. Knepp, an ex-officio member and the corporation's Assistant Vice President and Comptroller.

     LONG RANGE PLANNING/MERGER & ACQUISITION COMMITTEE. The Long Range Planning/M&A Committee develops and implements long range planning for the corporation and develops and implements the corporation's policy concerning mergers and acquisitions. The committee meets at the call of the Chairman of the committee. The committee held six meetings during 2000. The members of the committee are: Fred W. Kelly, Jr., Chairman; Robert A. Hormell; George F. Keller; Robert J. McCormack; Dennis J. Van; and Raymond C. Bowen, an ex officio member.

     NOMINATING COMMITTEE. The Nominating Committee meets once a year, or more often if necessary, to consider or nominate candidates for directorships. The committee considers director nominees recommended by the Board and shareholders. Pursuant to Article II, Section 2 of the By-Laws, a shareholder wishing to nominate a candidate must file a written notice of the nomination or candidacy with the Secretary of the corporation not less than one hundred twenty days prior to the election of directors. When submitting a recommendation to the Secretary, the shareholder must send biographical information about the candidate, together with a statement of the candidate's qualifications and any other data supporting the recommendation. If it is determined that the candidate has no conflicts of interest or directorships with other companies that would disqualify the candidate from serving as a director of the corporation, the candidate's name will be presented to the Nominating Committee for consideration. The committee held two meetings during 2000. The members of the committee are: Louis A. Eaton, Chairman; David R. Dieck; Dr. Robert E. Funk; Thomas B. Hebble; Fred W. Kelly, Jr.; George F. Keller, Robert J. McCormack; Howard H. Schnure and Marlin T. Sierer.

     PERSONNEL AND RETIREMENT COMMITTEE. The Personnel and Retirement Committee meets to review the provisions of Sun's Pension Plan, 401(k) Plan and the Non-Qualified Supplemental Income Plan, to recommend appropriate changes in any of their provisions and to recommend to the Board, contributions to be made to the plans. In addition, the committee determines the eligibility requirements for Sun's Pension Plan, 401(k) Plan and the Non-Qualified Supplemental Income Plan and determines who is eligible to participate and to obtain benefits pursuant to those plans. The committee meets at the call of the Chairman of the committee or the President of the corporation. The committee held three meetings during 2000. A subcommittee of the Personnel and Retirement Committee called the Compensation Committee, which is comprised of three outside directors (Mr. Keller, Mr. Bingaman and Mr. Hormell), determines the executive compensation policy of Sun and administers Sun's Stock Incentive Plan and SUN's Employee Stock Purchase Plan. The committee meets at the call of its Chairman and held two meetings in 2000. The members of the Personnel and Retirement Committee are:
George F. Keller, Chairman; Robert A. Hormell, Vice Chairman; Max E. Bingaman; Stephen J. Gurgovits; Paul R. John; Fred W. Kelly, Jr.; Robert J. McCormack; Lehman B. Mengel; Dennis J. Van; and Susan D. Houseknecht, an ex officio member and the corporation's Vice President-Director of Human Resources.

MEMBERS OF THE BOARDS OF DIRECTORS - BIOGRAPHICAL INFORMATION

                    NOMINEES FOR ELECTION TO SERVE UNTIL 2004

     MARTHA A. BARRICK, age 59, Broker/Owner of Coldwell Banker/Penn One Real Estate, Inc. in Lewisburg, Pennsylvania. Ms. Barrick serves as a director of Evangelical Community Hospital located at Lewisburg, Pennsylvania, the Union County Affordable Housing Advisory Board, the Union County American Heart Association and is the chairperson of the Union County Planning Commission. She is past President of the Union County Chamber of Commerce and the Union County Industrial Development Corporation and serves as the Secretary/Treasurer of the Redevelopment Authority of Union County. Ms. Barrick is very active in many professional realtor affiliations and has been the recipient of numerous professional and public service awards. Her appointment to the Board of SunBank and the corporation was effective February 2001 and she serves on the Nominating and Personnel and Retirement Committees. Ms. Barrick's term as director expires in 2001 and, if elected, will serve until 2004.

     MAX E. BINGAMAN, age 65, President since 1969 of Bingaman and Son Lumber Company, Inc., supplier of hardwood lumber to the furniture and cabinet industry. Mr. Bingaman serves as a director of Bethesda Treatment Center, a privately operated program for troubled youth, located in Milton, the Pennsylvania Family Institute, a trustee of Sunbury Community Hospital & Outpatient Center, and he serves as a member of the Board of Associates of Messiah College at Grantham, PA. He has served on the Boards of SunBank and the corporation since 1983 and he serves on the Audit, Executive and Personnel and Retirement Committees. Mr. Bingaman's term as a director expires in 2001 and, if elected, will serve until 2004.

     STEPHEN J. GURGOVITS, age 57, Vice Chairman of FNB Corporation and President and CEO of First National Bank of Pennsylvania. Mr. Gurgovits is a director of FNB Corporation, First National Bank of Pennsylvania, Regency Finance Corporation, Gelvin, Jackson & Starr, Inc., an insurance subsidiary of FNB Corporation, Winner International Corporation, a marketer of security devices in Sharon, Pennsylvania and Walton Paint Company. He has served on SunBank's Board since 2000 and the corporation's Board since 1997 and he serves on the Investment and Personnel and Retirement Committees. Mr. Gurgovits' term as a director expires in 2001 and, if elected, will serve until 2004.

     ROBERT A. HORMELL, age 53, Assistant Director of the Susquehanna Economic Development Association - Council of Governments (SEDA-COG) which provides management of economic and community development for an eleven county organization in central Pennsylvania. Mr. Hormell is President of the Central Pennsylvania Forum for the Future and a director of the Warrior Run Community Corporation. He has served on SunBank's Board since 1991 and the corporation's Board since 1994, and he serves on the Long Range Planning/M & A and Personnel and Retirement Committees. Mr. Hormell's term as a director expires in 2001 and, if elected, will serve until 2004.

     ROBERT J. MC CORMACK, age 40, President and Chief Operating Officer of the corporation and SunBank from 2000 to current. Mr. McCormack is Chairman of the Great Stream Commons Joint Development Board, President of the Union County United Way, director of St. Monica's School, located in Sunbury, Pennsylvania, the Union County Industrial Development Authority, the Union County Chamber of Commerce, the Union County Industrial Development Corporation and the Central Pennsylvania Forum for the Future, and is a member of the Pennsylvania Bankers Association FASB Committee and the Pennsylvania Institute of Certified Public Accountants. He has served on the Boards of SunBank and the corporation since 2000 and he serves on all the Board Committees of the corporation other than the Audit Committee. Mr. McCormack's term as a director expires in 2001 and, if elected, will serve until 2004.

     MARLIN T. SIERER, age 78, prior owner for 32 years of the Sierer Brothers Fruit Farm, Inc. Mr. Sierer sold the business in 1974 and retired in 1985 from that company. He has served on the Boards of SunBank and the corporation since 1982, and he serves on the Audit and Nominating Committees. Mr. Sierer's term as a director expires in 2001 and, if elected, will serve until 2004.


                    NOMINEES FOR ELECTION TO SERVE UNTIL 2003

     M. MITCHELL FETTEROLF, age 44, Vice President of Fetterolf Group, Inc. of Somerset, Pennsylvania since 1985. He is a director of Mid-Continent Insurance Company of Somerset, Pennsylvania, and is Managing Partner of Woodbine Properties, a Pennsylvania General Partnership. His appointment to the Boards of SunBank and the corporation was effective February 2001. He serves on the Audit and Investment Committees. Mr. Fetterolf's term as a director expires in 2001 and, if elected, will serve until 2003.

     GEORGE E. LOGUE, JR., age 42, Vice President of Glenn O. Hawbaker, Inc. of State College, Pennsylvania since 1998, being responsible for the North Central Region's construction activities. He is a director and vice president of the Pennsylvania Utility Contractors Association, director of Susquehanna Builders and Contractors, partner in Creekside Partnership and Cascade Partnership, both involved in real estate/development, owner of Terra-Model, which is a developer of 3-D Engineering Models, and President of Logue Resources Ltd., which owns real estate and a quarry operation. In 2000, Mr. Logue was recognized as the Pennsylvania Utility Contractor of the year. His appointment to the Boards of SunBank and the corporation was effective February 2001. He serves on the Audit and Nominating Committees. Mr. Logue's term as a director expires in 2001 and, if elected, will serve until 2003.


                    DIRECTORS CONTINUING IN OFFICE UNTIL 2002

     DAVID R. DIECK, age 67, President and co-owner of Lancaster Laundry, Inc., Lancaster, Pennsylvania, since July 1, 1990. He is a former Vice President and co-owner of Valley Glass Company of Sunbury, Pennsylvania, and a former partner in Valley Realty Company having sold his interest in both businesses as of June 30, 1990. Mr. Dieck was employed by Brush Industries in Sunbury, Pennsylvania, for thirty four years serving in various capacities including Treasurer and General Manager and left that company in 1985. He has served on the Boards of the corporation and SunBank since 1987 and his term as a director expires in 2002. He serves on the Audit and Nominating Committees.

     LOUIS A. EATON, age 79, was a Sales Engineer since 1981 for Dorsey Trailers, Inc., a manufacturer and distributor of truck trailers and retired on December 31, 1986. He has served in various capacities with Dorsey Trailers, Inc. (formerly Trailco Manufacturing and Sales Co., Inc.) since 1947. He has served on SunBank's Board since 1979 and the corporation's Board since 1982 and his term as a director expires in 2002. He serves on the Audit and Nominating Committees.

     DR. ROBERT E. FUNK, age 70, a practicing dentist in Watsontown having started his general dentistry office in 1957. He was elected to the corporation's Board in 1993 and served on SunBank's Board since 1977 and his term as a director expires in 2002. He serves on the Audit and Nominating Committees.

     GEORGE F. KELLER, age 67, Chairman, Chief Executive Officer and member of the Board of Keller Marine Service, Inc., a wholesale distributor of marine products. He is a past President of the National Marine Distributors Association and past President of the Warehouse Distributor Association in the RV Industry. In 1996, Mr. Keller received the Jim Barker Memorial Award, a life time achievement award, "in grateful recognition for his contribution of leadership and service to the RV After Market Industry." Mr. Keller serves as a director of the Salvation Army, the Susquehanna Economic Development Association - Council of Governments (SEDA-COG) and a past Regional Vice President and Director of the Central Susquehanna Valley Chamber of Commerce. He has served on SunBank's Board since 1967 and the corporation's Board since 1982, served as Chairman of SunBank's and the corporation's Board from 1997 to 2000 and his term as a director expires in 2002. He serves on the Executive, Long Range Planning/M & A and Personnel and Retirement Committees.

     DENNIS J. VAN, age 54, President and owner of The Colonial Furniture Company, a manufacturer of quality home furniture located in Freeburg, PA. Mr. Van is a past director and past president of the Susquehanna Valley Country Club. He has served on SunBank's Board since 1990 and the corporation's Board since 1994 and his term as a director expires in 2002. He serves on the Audit, Long Range Planning/M & A and Personnel and Retirement Committees.


                    DIRECTORS CONTINUING IN OFFICE UNTIL 2003

     THOMAS B. HEBBLE, age 40, is Executive Vice President of First National Bank of Pennsylvania and previously served as Senior Vice President of Metropolitan National Bank of Ohio. Mr. Hebble is a director of Gelvin, Jackson & Starr, Inc., an insurance subsidiary of FNB Corporation, a director of First National Corporation, an insurance subsidiary of First National Bank of Pennsylvania, a director of the Horizon Foundation, a fund raising arm of the University of Pittsburgh Medical Center and a director of the Sharon Country Club. He has served on SunBank's Board since 2000 and the corporation's Board since 1997 and his term as a director expires in 2003. He serves on the Audit and Nominating Committees.

     PAUL R. JOHN, age 63, is Chairman and Director of Ritz-Craft Corporation of PA, Inc., a housing manufacturer located in Mifflinburg, PA, and a director of Inter Industry Reinsurance Co., LTD, an offshore foreign independent insurance company; and a director of the John Family Foundation. He has served on SunBank's Board since 1990 and the corporation's Board since 1994 and his term as a director expires in 2003. He serves on the Investment and Personnel and Retirement Committees.

     FRED W. KELLY, JR., age 56, Chairman of the Board and Chief Executive Officer of the corporation and SunBank from 2000 to current. Mr. Kelly is Chairman of Selinsgrove Area Industrial Development, Inc. He is a trustee and past president of Sunbury Community Hospital & Outpatient Center, director of the Central Susquehanna Valley Chamber of Commerce, past director of Susquehanna University, director of the PA Bankers Public Affairs Committee and a member of The Degenstein Charitable Foundation. In 2000, Mr. Kelly was the recipient of the Community Leadership Award from the Susquehanna Council of the Boy Scouts of America. He has served as President and Chief Executive Officer of the corporation since its formation in 1982 until 2000 and as President of SunBank from 1975 until 2000 and its Chief Executive Officer from 1981 until 2000 and he has served on SunBank's Board since 1975 and the corporation's Board since 1982 and his term as a director expires in 2003. He serves on all the Board Committees of the corporation other than the Audit Committee.

* FOOTNOTE INFORMATION CONCERNING DIRECTORS

(1) References to service on the Board of Directors refers to Snyder County or Watsontown only prior to 1982 and to Snyder County, Watsontown and corporation since 1982, unless specifically otherwise stated. The Board of Directors of Snyder County and Watsontown were consolidated under a common charter with the title of SunBank, which has a 13 member Board. All ages of the directors are as of March 8, 2001, the record date for the Annual Meeting.

(2) The corporation is not aware of any arrangement or understanding between a nominee or director pursuant to which he or any other person or persons were to be selected as a director or nominee.

INFORMATION CONCERNING EXECUTIVE OFFICERS OF THE CORPORATION

     Name                                    Title and Position                                    Age
     ----                                    ------------------                                    ---
Fred W. Kelly, Jr.                  Chairman and Chief Executive Officer                            56
                                    of the corporation and SunBank

Mr. Kelly has served as President of SunBank since July 1975, having advanced from Vice President, and was appointed Chief Executive Officer of SunBank in 1981. Mr. Kelly has served as President and Chief Executive Officer of the corporation since its establishment in 1982. On March 31, 2000, Mr. Kelly was appointed Chairman and Chief Executive Officer of SunBank and the corporation.

Robert J. McCormack                 President and Chief Operating Officer                           40
                                    of the corporation and SunBank

Mr. McCormack has served as Senior Vice President and Assistant Secretary of
SunBank and the corporation from December 1998 until March 31, 2000. Mr.
McCormack was appointed President and Chief Operating Officer of SunBank and the corporation on March 31, 2000. Prior to joining SunBank, Mr. McCormack was employed for sixteen years with CoreStates/First Union.

Jeffrey E. Hoyt                     Executive Vice President, Chief Operating                       45
                                    Officer and Secretary of the corporation
                                    and SunBank

Mr. Hoyt had served as Vice President and Chief Financial Officer of Snyder County, now SunBank, since October 1988 and was appointed Senior Vice President and Chief Financial Officer on October 26, 1995. Mr. Hoyt has also served as Chief Financial officer of the corporation since that date and was appointed as Vice President and Chief Financial Officer in 1993. From December 27, 1996, until March 31, 2000, he served as the Executive Vice President, Chief Operating Officer and Secretary. Prior to joining Snyder County, now SunBank, and the corporation, Mr. Hoyt, a CPA and CFP, was employed in public accounting, and from 1981 until October 1988, was employed at the Williamsport National Bank, initially as its auditor and later as its controller.

The executive officers of the corporation serve at the pleasure of the Board of Directors. The corporation is not aware of any arrangement or understanding between any executive officer and any other person or persons pursuant to which any executive officer was or is to be selected as an officer of the corporation. The executive officers have no family relationship with any other executive officer or with any director of the corporation.

SECURITY OWNERSHIP OF NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS OF THE CORPORATION

The following table sets forth, as of March 8, 2001, and from data supplied by the respective individual, information concerning the amount and percentage of common stock beneficially owned by each director, by each nominee for the Board of Directors and by all directors and executive officers as a group. Unless otherwise indicated in a footnote, each director and officer has sole voting and investment power over the shares listed as beneficially owned.


                                                                       Amount and Nature     Percentage of
                                                                         of Beneficial        Outstanding
                                                                          Ownership of        Corporation
                                                                        Common Stock as       Common Stock
Name                                                                   of March 8, 2001(1)       Owned
----                                                                   -------------------    ------------
NOMINEES FOR ELECTION AS DIRECTORS
FOR 3 YEAR TERMS EXPIRING IN 2004
Martha A. Barrick .....................................................          150                 --
Max E. Bingaman (2) ...................................................       24,677                .37
Stephen J. Gurgovits ..................................................          281                 --
Robert A. Hormell (3)  ................................................        6,375                .10
Robert J. McCormack (4) ...............................................        2,575                .04
Marlin T. Sierer (5)  .................................................       31,444                .48

NOMINEES FOR ELECTION AS DIRECTORS
FOR 2 YEAR TERMS EXPIRING IN 2003
M. Mitchell Fetterolf (6) .............................................      194,141               2.93
George E. Logue, Jr ...................................................        1,150                .02

DIRECTORS WHOSE TERMS EXPIRE IN 2003
Thomas B. Hebble ......................................................          279                 --
Paul R. John (7) ......................................................      175,889               2.65
Fred W. Kelly, Jr. (8) ................................................       42,389                .64

DIRECTORS WHOSE TERMS EXPIRE IN 2002
David R. Dieck (9) ....................................................       14,462                .21
Louis A. Eaton (10) ...................................................       18,546                .28
Dr. Robert E. Funk (11) ...............................................        8,599                .13
George F. Keller (12) .................................................      202,228               3.05
Dennis J. Van (13) ....................................................       37,136                .56

All directors and executive officers
   as a group (27 persons) ............................................      779,641              11.75%


FOOTNOTE INFORMATION CONCERNING SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

(1) Securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 8, 2001. Individuals may disclaim beneficial ownership as to certain of the securities reported.

(2) Includes 20,935 jointly held by Mr. Bingaman and Martha Bingaman, his wife and 3,742 shares held by Mr. Bingaman in a 401(k) account through Bingaman & Son Lumber, Inc.

(3) Includes 3,889 shares jointly held by Mr. Hormell and Jean L. Hormell, his wife.

(4) Includes 488 shares held jointly by Mr. McCormack and Theresa M. McCormack, his wife; 189 shares held jointly with Kelly B. McCormack, his daughter; and 108 shares held jointly with Katharine M. McCormack, his daughter.

(5)  Includes 17,363 shares held by H. Arlene Sierer, his wife.

(6) Includes 154,814 shares jointly held by Mr. Fetterolf and Janet M. Fetterolf, his wife; and 23,875 shares owned by I.L.F. Partners, L.P. of which Mr. Fetterolf is Trustee.

(7) Includes 175,889 shares jointly held by Mr. John and Mildred D. John, his wife.

(8)  Includes 28,378 shares held by Donnell W. Kelly, his wife.

(9)  Includes 7,231 shares held by Annetta M. Dieck, his wife.

(10) Includes 18,541 shares jointly held by Mr. Eaton and Dorothy L. Eaton, his wife.

(11) Includes 1,284 shares jointly held by Dr. Funk and Marvene Funk, his wife.

(12) Includes 49,744 shares jointly held by Mr. Keller and Margaret E. Keller, his wife; 15,537 shares held by Margaret E. Keller, his wife; and 115,796 shares held by Keller Marine Service, Inc.

(13) Includes 17,548 shares jointly held by Mr. Van and Judy A. Van, his wife; 6,142 shares in an Individual Retirement Account for Judy A. Van, his wife and 8,039 shares held by Colonial Furniture Company.

AUDIT COMMITTEE

                             AUDIT COMMITTEE REPORT

     On January 27, 2000, the Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A. As required by the charter, the Audit Committee, in fulfilling its oversight responsibilities regarding the audit process:

     o reviewed and discussed the fiscal year 2000 audited financial statements with management;
     o discussed with the independent auditors, Parente Randolph, PC, Accountants & Consultants, the matters required to be discussed by Statement on Accounting Standards No. 61 (Codification of Statements on Auditing Standards, AU 380, as amended or supplemented); and
     o reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees, as modified or supplemented), and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee's review of management's representations, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2000, be included in the corporation's Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

     Aggregate fees billed to the corporation and SunBank by Parente Randolph, PC, Accountants & Consultants, the independent auditors, for services rendered during the year ended December 31, 2000, were as follows:

        ----------------------------------------------------------------------------- -------
        Audit Fees                                                                    $58,600
        ----------------------------------------------------------------------------- -------
        Financial Information Systems Design and Implementation Fees                        0
        ----------------------------------------------------------------------------- -------
        All Other Fees                                                                $ 6,087
        ----------------------------------------------------------------------------- -------

     The Audit Committee is comprised of six directors, all of whom are considered "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards or Section 121 of the AMEX Company Guide.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The foregoing report has been furnished by the current members of the Audit Committee.

                         Members of the Audit Committee
                            Max E. Bingaman, Chairman
                            David R. Dieck
                            Louis A. Eaton
                            Dr. Robert E. Funk
                            Thomas B. Hebble
                            Marlin T. Sierer

EXECUTIVE COMPENSATION AND OTHER INFORMATION

                          COMPENSATION COMMITTEE REPORT

     The Board of Directors has designated a Compensation Committee, a subcommittee of the Personnel and Retirement Committee, which consists of three outside directors. To accomplish the strategic goals and objectives of the corporation, Sun and SunBank engage competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The fundamental philosophy of Sun's and SunBank's compensation program is to offer competitive compensation opportunities based on individual contribution and personal performance. The objectives of the committee are to establish a fair compensation policy to govern executive salaries and incentive plans to attract and motivate competent, dedicated and ambitious executives whose efforts will enhance the products and services of Sun and its subsidiaries, the results of which should be improved profitability and subsequent appreciation in the market value of Sun's shares.

     The Compensation Committee does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The Compensation Committee intends to monitor the future application of Section 162(m) of the IRC to the compensation paid to its executive officers and in the event that this section becomes applicable, it is the intent of the Compensation Committee to amend the corporation's compensation plans to preserve the deductibility of the compensation payable to executive officers under such plans.

     The compensation of Sun's Chief Executive Officer and Chief Operating Officer is determined by the committee and is reviewed and approved annually by the Board of Directors. As a guideline for review in determining the CEO's and COO's base salary, the committee uses information found in various surveys based on asset size within Pennsylvania and Sun's market region. Pennsylvania peer group banks are utilized because of common industry issues and competition for the same executive talent.

     Sun's performance accomplishments using return on average assets and return on average equity are reviewed; however, there is no direct correlation between the CEO's and COO's compensation or the CEO's and COO's increase in compensation and any of the noted criteria nor is there any weight given by the committee to any specific individual criteria. Increases in the CEO's and COO's compensation are based on the committee's subjective determination after review of all information, including the above, that it deems relevant.

                              Members of the Compensation Committee
                                   George F. Keller, Chairman
                                   Max E. Bingaman
                                   Robert A. Hormell


        AUDIT COMMITTEE AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                                 PARTICIPATION

     No member of the Audit or Compensation Committees was an officer, former officer or employee of Sun or any of its subsidiaries.

                           SUMMARY COMPENSATION TABLE

     The remuneration table contains information with respect to annual compensation for services in all capacities to the Corporation for fiscal years ending December 31, 2000, 1999 and 1998 of those persons who were, at December 31, 2000, the Chief Executive Officer and the four other most highly compensated executive officers of the corporation to the extent such person's total annual salary and bonus exceeded $100,000:

                 Annual Compensation 1/                                    Long-Term Compensation
                                                                     Awards                  Payouts
    (a)                (b)      (c)      (d)       (e)           (f)         (g)        (h)           (i)
                                               Other Annual   Restricted                           All Other
  Name and                    Salary    Bonus    Compensa-      Stock      Options/    LTIP        Compensa-
  Principal                                       tion 2/      Award(s)     SARs      Payouts        tion
  Position            Year      ($)      ($)        ($)          ($)        (#) 3/      ($)        ($) 4/5/6
  --------            ----      ---      ---        ---          ---        ------      ---        ---------
Fred W. Kelly, Jr.    2000    160,000   10,501    2,511           0        12,500        0           24,442
Chairman & CEO        1999    160,000   16,168    2,597           0        15,000        0           24,375
                      1998    152,776   19,079    2,592           0        15,000        0           23,875

Jeffrey E. Hoyt       2000    160,000   10,400    2,676           0             0        0           15,039
                      1999    145,000   14,500    7,411           0        15,000        0           14,901
                      1998    125,008   15,626    4,633           0        15,000        0           13,200

Robert J. McCormack   2000    117,318    7,291    1,728           0        12,500        0            9,968
President & COO       1999     86,934    8,277      245           0         8,400        0            2,652
                      1998      2,980    2,371        0           0         3,150        0                0

1/ Compensation deferred at election of executive includable in category and year earned.

2/ Includes perquisites and other personal benefits (No Director or Officer received in the aggregate more than $10,000 of personal benefits).

3/   Options granted pursuant to Sun 's 1994 and 1998 Stock Incentive Plans.

4/   Residual category for Mr. Kelly includes:
        o  employer contributions to defined contribution plan ($8,500)
        o  employer contributions to a 401(k) plan ($5,100); and
        o employer contributions to a non-qualified supplemental retirement plan ($10,842)
     The respective amounts disclosed for 1999 were $8,000; $4,800; and $11,575 and for 1998 were $8,000 $4,800; and $11,075.

5/   Residual category for Mr. Hoyt includes:
        o  employer contributions to defined contribution plan ($8,500);
        o  employer contribution to a 401(k) plan ($5,100); and
        o employer contributions to a non-qualified supplemental retirement plan ($1,439).
     The respective amounts disclosed for 1999 were $8,000; $4,800; and $1,912 and for 1998 were $7,055; $4,223; and $1,912.

6/   Residual category for Mr. McCormack includes:
        o  employer contribution to the defined contribution plan ($6,230); and
        o  employer contribution to a 401(k) plan ($3,738).
     The respective amounts disclosed for 1999 were (a) $0 and (b) $2,652.

OPTION/SAR GRANTS TABLE

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                    Individual Grants
                                                    -----------------
     (a)                    (b)             (c)             (d)            (e)            (f)               (g)
                        Number of        % of Total
                         Securities       Options/
                        Underlying      SARs Granted      Exercise
                         Options/       to Employees      or Base                     Potential Realizable Value of
                       SARs Granted      in Fiscal         Price        Expiration     Options at Expiration Date
    Name                 (#) 1/            Year            ($/SH)          Date            ($) 2/       ($) 3/
    ----                 ------            ----            ------          ----            ------       ------
Fred W. Kelly, Jr.       12,500           14.97%           $16.00         7/31/10          $80,000     $245,750
Chairman & CEO

Robert J. McCormack      12,500           14.97%           $16.00         7/31/10          $80,000     $245,750
President & COO

-------------------

1/ Options granted under the Sun Bancorp, Inc. 1998 Stock Incentive Plan are not exercisable until January 31, 2001.

2/   Assumed appreciation at a 5% compounded annual rate for 10 years.

3/   Assumed appreciation at a 10% compounded annual rate for 10 years.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

          (a)                   (b)               (c)                 (d)                          (e)
                                                                                                 Value of
                                                              Number of Securities              Unexercised
                                                             Underlying Unexercised            In-The-Money
                                                                Options/SARs at               Options/SARs at
                          Shares Acquired        Value          Fiscal Year End               Fiscal Year End
                            on Exercise         Realized              (#)                           ($)
     Name                       (#)               ($)       Exercisable/Unexercisable     Exercisable/Unexercisable
     ----                       ---               ---       -------------------------     -------------------------
Fred W. Kelly, Jr.               0                 $0              97,911/0                      $38,427/$0
Chairman & CEO

Jeffrey E. Hoyt                  0                 $0              61,525/0                      $ 1,651/$0
Ex. VP, COO
 & Secretary

Robert J. McCormack              0                 $0              24,050/0                      $     0/$0
President & COO

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock against the cumulative total return of all NASDAQ stocks and the SNL $500 Million to $1 Billion Bank Index for the period of five fiscal years commencing January 1, 1996 and ending December 31, 2000. The shareholder return shown on the graph below is not necessarily indicative of future performance.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                  Sun Bancorp, Inc. Common, All NASDAQ Stocks,
                and the SNL $500 Million to $1 Billion Bank Index



               [In the printed version a graph was inserted here
                       with the following plot points:]

                                                           PERIOD ENDING
                            ------------------------------------------------------------------------------------
INDEX                       12/31/95        12/31/96       12/31/97       12/31/98       12/31/99       12/31/00
-----                       --------        --------       --------       --------       --------       --------
Sun Bancorp, Inc.             100.00         136.44         231.11         194.68         147.32         113.94
NASDAQ - Total US*            100.00         123.04         150.69         212.51         394.92         237.62
SNL $500M-$1B Bank Index      100.00         125.01         203.22         199.81         184.96         177.04

--------------
*SOURCE: CRSP, CENTER FOR RESEARCH IN SECURITY PRICES, GRADUATE SCHOOL OF BUSINESS, THE UNIVERSITY OF CHICAGO 2001. USED WITH PERMISSION. ALL RIGHTS RESERVED. CRSP.COM.

EMPLOYMENT CONTRACTS OF SUN EXECUTIVES

    On July 14, 1987, Mr. Kelly entered into a written five year employment agreement with Sun. The original agreement automatically renewed for an additional year, unless either Sun or Mr. Kelly deliver notice of an intention to terminate the agreement, prior to January thirtieth of that year. Mr. Kelly has been notified that his agreement will not be renewed after January 30, 1998. Mr. Kelly's agreement was amended on December 19, 1988 and provides that Mr. Kelly will receive:

    o   a minimum annual base salary of $160,000 in 2000;
    o   a profit sharing pursuant to SunBank's Executive Incentive Plan;
    o benefits under and the right to participate in any future or revised compensation and benefit plan or arrangements offered by Sun or SunBank during the term of the agreement including Sun 's Stock Incentive Plan and Employee Stock Purchase Plan;
    o upon termination of his employment other than for cause, a benefit equal to that which would have been payable to Mr. Kelly pursuant to the defined contribution plan had he been employed for the full term of the agreement;
    o upon his disability, benefits equal to his then current salary during the disability period until termination of his employment, subject to adjustments for payments made to him under any applicable disability plan; and
    o his stated salary and profit sharing until the termination of the agreement should his employment with Sun and/or SunBank be terminated for other than "cause" as defined in the agreement which includes willful violation of the agreement.

If Mr. Kelly's employment was terminated by Sun, without cause, on December 31, 2000, Mr. Kelly would have received an aggregate amount of $173,333 for his services through January of 2002.

    On May 6, 1994, Mr. Hoyt entered into a written five year employment agreement with Sun. The original agreement automatically renewed for an additional year, unless either Sun or Mr. Hoyt deliver notice of an intention to terminate the agreement, prior to September thirtieth of that year. Mr. Hoyt has been notified that his agreement will not be renewed after September 30, 1998. Mr. Hoyt's agreement provides that he will receive:

    o a minimum annual base salary of $160,000 in 2000; o a profit sharing pursuant to SunBank's Executive Incentive Plan;
    o benefits under and the right to participate in any future or revised compensation and benefit plan or arrangements offered by Sun or SunBank during the term of the agreement including Sun 's Stock Incentive Plan and Employee Stock Purchase Plan;
    o upon termination of his employment other than for cause, a benefit equal to that which would have been payable to Mr. Hoyt pursuant to the defined contribution plan had he been employed for the full term of the agreement;
    o upon his disability, benefits equal to his then current salary during the disability period until termination of his employment, subject to adjustments for payments made to him under any applicable disability plan; and
    o his stated salary and profit sharing until the termination of the agreement should his employment with Sun and/or SunBank be terminated for other than "cause" as defined in the agreement which includes willful violation of the agreement.

                             FUTURE REMUNERATION

    The officers included in the remuneration table on page 14, as named individuals, may in the future receive benefits under one or more of the following ongoing plans.

SUN DEFINED CONTRIBUTION PLAN

     On August 6, 1990, Sun's Board adopted a Defined Contribution Plan and made it available to all eligible employees of SunBank.

     Under the plan, a minimum of five percent of the employee's wages will be paid by SunBank and deposited in the plan for the eligible employee at the end of each calendar year. No contribution on the part of the employee is required or permitted. The employee may choose to invest Sun's contribution in any of the investment options available under Sun's 401(k) Plan, discussed below. After completion of five years of active service, the employee will be vested in Sun's contributions made to the plan on his/her behalf.

     To be eligible to participate in the plan, an employee must be twenty-one years of age and must work one continuous year in which the employee has worked one thousand hours. After completing the eligibility requirements, the employee enters the plan on January 1, or July 1, whichever date comes first. Non-employee directors of Sun and its subsidiaries are not eligible to participate in the Defined Contribution Plan.

     Normal retirement is age sixty-five but early retirement may be elected by an employee who has reached age fifty-five and has completed five years of service. After becoming vested, the employee may choose to take a lump sum distribution or an annuity at retirement, disability, termination or death. Payment of benefits upon termination will be made after the year-end valuation that follows the employee's termination date. No loans or withdrawals are permitted from the plan. Each employee's benefit is solely determined by the number of years that the employer has contributed to the plan and the results of the employee's investment choices.

     For the executive officers named in the cash remuneration table reported on page 14, the estimated annual pension benefit upon retirement at age sixty-five pursuant to the benefits from the plan is $50,612 for Mr. Kelly, $60,270 for Mr. Hoyt, and $51,466 for Mr. McCormack. This estimated benefit does not take into consideration any future increases in the officer's base compensation rate, or the return on the employee's investment in the plan, and is a life income ten year certain benefit and would be actuarially reduced for a fifty percent joint and survivor annuity to the officer and his spouse.

SUN 401(k) PLAN

     Effective January 1, 1990, Sun adopted and made available to eligible employees of SunBank, a profit sharing-savings plan for which SunBank is the trustee. The plan is intended to comply with the requirements of Section 401(k) of the Internal Revenue Code and is subject to the Employee Retirement Income Security Act of 1974, as amended. Employees of Sun's subsidiary, SunBank, become eligible to participate in the plan on January 1st following their employment and eighteenth birthday. The participating employees may elect to have from two percent to fifteen percent of their compensation, as defined in the plan, contributed to the plan. Sun's Board will make a determination at the end of each year, subject to profitability, if a match will be approved. Under the Tax Reform Act, the maximum amount of elective contributions that could be made by a participant, during 2000, was ten thousand five hundred dollars and the amount that can be contributed in 2001 is also ten thousand five hundred dollars. All officers and employees of SunBank, including the officers named in the Summary Compensation Table, are eligible to participate in the plan. Non-employee directors, of Sun and its subsidiaries, are not eligible to participate in the plan.

     All elective contributions are immediately one hundred percent vested, however, matching contributions by the participant's employer are vested only after the employee has completed five years of active service for the employer. Participants may direct the investment of elective contributions in a choice of several types of funds, including a money market fund, bond fund, growth fund, growth and income fund, as well as the purchase of Sun common stock. All benefits payable under the plan may be paid in a lump sum or an annuity upon a participant's retirement, disability, termination of employment or death. A participant may also elect to receive benefits at the age of fifty-five upon early retirement and withdrawal from the plan is permitted in case of immediate financial hardship.

SUPPLEMENTAL INCOME PLAN

     In December 1992, Sun's Board approved a non-qualified Supplemental Income Plan retroactive to January 1, 1990. It was designed for the purpose of retaining talented executives and to promote in these executives a strong interest in the long term, successful operation of the corporation.

     Seven executives from SunBank participate in this plan. Each annual contribution is carried on SunBank's records in the participant's name and credited on December 31st of each calendar year. Interest is based on the prior year's average rate received on federal funds sold. No contribution on the part of the employee is required or permitted. Contributions cease at termination, death, retirement or disability. The Plan is an unfunded plan and is subject to the general creditors of the corporation.

     Normal retirement is age sixty-five but early retirement may be elected by an employee who has reached age fifty-five and completed five years of service. At retirement, termination, disability or death, the participant will receive an annual benefit for ten years. Any portion of the year will be pro-rated. The corporation reserves the right to accelerate the payment.

     The future estimated benefit does not take compensation into consideration and the amount credited to Mr. Kelly and Mr. Hoyt in 2000 is included in the "All Other Compensation" column of the Summary Compensation Table.

INCENTIVE PLAN OF SUNBANK

     In 1998, the Board of Directors of SunBank modified the incentive profit sharing plan basing it on SunBank's profitability. The plan is maintained for all employees of SunBank to promote a superior level of performance relating to SunBank's financial goals. The Personnel and Retirement Committee, with the approval of the Board of Directors, has established payment criteria based on achieving a stated dollar level of profitability. Payments aggregating $293,458 were awarded under the previously disclosed profit sharing plan in 2000. During 2000, Mr. Kelly, Mr. Hoyt, and Mr. McCormack received payment under the profit sharing plan, and the amount is included in the "Bonus" column of the Summary Compensation Table.

COMPENSATION OF DIRECTORS

     All directors, who are not officers of the corporation or any subsidiary, were paid a fee of $450 per quarterly or special meeting attended plus an annual retainer of $1,000, paid on a quarterly basis. A $50 fee is paid for telephone conference calls and payment is made in the quarter in which the call occurred. Attendance is required for payment of the Board fee but not for the annual retainer. All directors, who are not officers of the corporation or any subsidiary, are paid for attending the corporation's committee meetings. Each outside director of the corporation was paid $200 for each Executive Committee meeting attended. Each outside director was paid a fee of $100 for all other committee meetings of the Board attended in 2000.


                          TRANSACTIONS WITH MANAGEMENT

     There have been no material transactions, proposed or consummated, among the corporation, or SunBank and any director, executive officer of those entities, or any associate of the foregoing persons. The corporation and SunBank have had and intend to continue to have banking and financial transactions in the ordinary course of business with their directors and officers and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers.

     Total loans outstanding from the corporation and SunBank at December 31, 2000, to the corporation's and the banks' officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more, was $6,467,754 or approximately 10.34% of the total equity capital of the corporation. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.


                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the corporation's officers and directors, and persons who own more than ten percent of the registered class of the corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, and/or written statements received from the respective individuals, the corporation believes that during the period January 1, 2000 through December 31, 2000, its officers and directors were in compliance with all filing requirements applicable to them.

PROPOSAL 1                         ELECTION OF DIRECTORS
                                   (Item 1 on the Proxy)
NOMINEES FOR DIRECTORS

     The following directors, whose terms expire at the 2001 Annual Meeting, have been nominated by the corporation's Board of Directors for election:

     To serve for a three year term of office which expires at the 2004 Annual
Meeting:

     Martha A. Barrick
     Max E. Bingaman
     Stephen J. Gurgovits
     Robert A. Hormell
     Robert J. McCormack
     Marlin T. Sierer

     If one or more of the nominees should at the time of the Annual Meeting be unavailable or unable to serve as a director, proxies may vote in favor of a substitute nominee as the Board of Directors determines or the number of nominees to be elected will be reduced accordingly and shares represented by the proxies will be voted to elect the remaining nominees. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve as directors.

PROPOSAL 2                         ELECTION OF DIRECTORS
                                   (Item 2 on the Proxy)
NOMINEES FOR DIRECTORS

     The following directors, whose terms expire at the 2001 Annual Meeting, have been nominated by the corporation's Board of Directors for election:

     To serve for a two year term of office which expires at the 2003 Annual
Meeting:

     M. Mitchell Fetterolf
     George E. Logue, Jr.

     If one or more of the nominees should at the time of the Annual Meeting be unavailable or unable to serve as a director, proxies may vote in favor of a substitute nominee as the Board of Directors determines or the number of nominees to be elected will be reduced accordingly and shares represented by the proxies will be voted to elect the remaining nominees. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve as directors.

                               --------------

     Assuming the presence of a quorum, the six nominees for the class expiring at the 2004 Annual Meeting and the two nominees for the class whose term expires at the 2003 Annual Meeting receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Proxies solicited by the Board of Directors will be voted for nominees listed above unless the shareholders specify a contrary choice in their proxies.

     The Board of Directors recommends a vote FOR the nominees listed above.

PROPOSAL 3   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                            (Item 3 on the Proxy)

     The Board of Directors has selected the firm of Parente Randolph, PC, Accountants & Consultants, as its independent auditors to audit the books, records and accounts of the corporation for the year 2001. This firm served as the corporation's independent auditors for the 2000 fiscal year. The Board is herewith presenting the appointment to the corporation's shareholders for ratification at the Annual Meeting. This firm has an outstanding reputation in the accounting profession and is considered to be well qualified. The corporation has been advised by Parente Randolph, PC, that none of its members has any financial interest in the corporation. If the shareholders do not ratify this selection, the Board of Directors may consider the appointment of another firm. A representative of Parente Randolph, PC, will be at the Annual Meeting to answer any questions and will have an opportunity to make a statement if he so desires.

     The resolution being voted upon is as follows:

        RESOLVED, that the shareholders of the corporation ratify and confirm the appointment of Parente Randolph, PC, as the corporation's independent auditors for the year 2001.

     The ratification of the selection of the independent auditors requires the affirmative vote of at least a majority of the shares of common stock present in person or by proxy and entitled to vote at the meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless shareholders specify a contrary choice in their proxies.

     The Board of Directors recommends a vote FOR the resolution ratifying the appointment of Parente Randolph, PC, Accountants & Consultants, as the corporation's independent auditors for the year 2001.


PROPOSAL 4                      OTHER BUSINESS
                              (Item 4 on the Proxy)

     Management does not know at this time of any other matters that will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with the best judgment of the person acting by authorization of the proxies.

                         SHAREHOLDER PROPOSALS FOR 2002

     The corporation's Annual Meeting of Shareholders will be held on or about April 25, 2002. Any shareholder desiring to submit a proposal to the corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to the Chairman and CEO of Sun Bancorp, Inc. at its principal executive offices at 2-16 S. Market Street, P.O. Box 57, Selinsgrove, Pennsylvania 17870, not later than Friday, December 7, 2001.

                            ADDITIONAL INFORMATION

     A copy of the Annual Report of the corporation and its subsidiaries, SunBank, Pennsylvania Sun Life Insurance Company, and Sun Abstract and Settlement Services, for the fiscal year ended December 31, 2000, containing, among other things, consolidated financial statements certified by its independent auditors, was mailed with this Proxy Statement on or about March 23, 2001 to the shareholders of record as of the close of business on March 8, 2001.

                            AVAILABILITY OF FORM 10-K

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2000 INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED WITHOUT CHARGE FROM THE CORPORATION'S CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, FRED W. KELLY, JR. AT 2-16 SOUTH MARKET STREET, P.O. BOX 57, SELINSGROVE, PENNSYLVANIA 17870.


                                          By Order of the Board of
                                          Directors of Sun Bancorp, Inc.


                                          /s/ Fred W. Kelly, Jr.
                                          -----------------------------
                                          Fred W. Kelly, Jr.
                                          Chairman of the Board and CEO

                                   APPENDIX A

                                SUN BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the board of directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholder, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

     o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

     o Review the independence of the independent auditors prior to engagement, annually discuss with the independent auditors their independence based upon the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, as modified or supplemented, and discuss with the board of directors any relationships that may adversely affect the independence of the independent auditors.

     o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors, SUN BANCORP, INC.'s internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

     o Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that SUN BANCORP INC.'s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors to assure compliance with laws and regulations and SUN BANCORP INC.'s Code of Conduct.

                                      PROXY
                                       FOR
                          ANNUAL SHAREHOLDERS' MEETING
                                       OF
                                SUN BANCORP, INC.
                            2-16 SOUTH MARKET STREET
                                   P.O. BOX 57
                         SELINSGROVE, PENNSYLVANIA 17870


    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SUN BANCORP, INC.
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2001


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Shareholder of Sun Bancorp, Inc. hereby constitutes and appoints Robert O. Soper and Edward S. Barben (neither of whom is a Director, Officer or Employee of Sun Bancorp, Inc.) and each or any of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution to attend and vote the shares of common stock of the undersigned of Sun Bancorp, Inc. at the Annual Meeting of Shareholders of Sun Bancorp, Inc., to be held at the Susquehanna Valley Country Club, Mill Road, Hummels Wharf, Pennsylvania, on Thursday, April 26, 2001, at 10:30 a.m., prevailing time, and at any adjournment or postponement thereof, upon all subjects that properly come before the meeting, including the matters described in the accompanying proxy statement, and especially:



                       PLEASE MARK ALL VOTES AS FOLLOWS |X|

     1. ELECTION OF DIRECTORS.

     THE NOMINEES FOR THE BOARD OF DIRECTORS TO SERVE FOR A THREE YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2004 ARE:

                                 Martha A. Barrick
                                 Max E. Bingaman
                                 Stephen J. Gurgovits
                                 Robert A. Hormell
                                 Robert J. McCormack
                                 Marlin T. Sierer

and until their successors are duly elected, qualified and take office.

     PLEASE CHECK ONLY ONE OF THE BOXES BELOW. IF BOX (c) IS CHECKED, PLEASE CROSS OUT THE NAME OF EACH NOMINEE FROM THE LIST ABOVE FOR WHOM YOU WISH YOUR PROXIES NOT TO VOTE FOR IN THE ELECTION OF DIRECTORS.

| |  (a)  TO VOTE FOR all nominees listed above;
| |  (b)  NOT TO VOTE FOR any of the nominees listed above;
| | (c) TO VOTE FOR all the nominees listed above except those whose names are crossed out.

2. ELECTION OF DIRECTORS.

     THE NOMINEES FOR THE BOARD OF DIRECTORS TO SERVE FOR A TWO YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2003 ARE:

                              M. Mitchell Fetterolf
                              George E. Logue, Jr.

and until their successors are duly elected, qualified and take office.

     PLEASE CHECK ONLY ONE OF THE BOXES BELOW. IF BOX (c) IS CHECKED, PLEASE CROSS OUT THE NAME OF EACH NOMINEE FROM THE LIST ABOVE FOR WHOM YOU WISH YOUR PROXIES NOT TO VOTE FOR IN THE ELECTION OF DIRECTORS.

| |  (a)  TO VOTE FOR all nominees listed above;
| |  (b)  NOT TO VOTE FOR any of the nominees listed above;
| | (c) TO VOTE FOR all the nominees listed above except those whose names are crossed out.

     3. TO RATIFY THE APPOINTMENT OF PARENTE RANDOLPH, PC, ACCOUNTANTS & CONSULTANTS, AS THE INDEPENDENT AUDITORS FOR SUN BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 2001.

       | |  FOR      | | AGAINST     | | ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.

     4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby ratifies and confirms all that said proxies and each of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS TO THE CONTRARY ARE GIVEN BY THE SHAREHOLDER IN THIS PROXY, THE PROXYHOLDERS WILL VOTE FOR ALL NOMINEES LISTED IN PROPOSALS 1 AND 2 AND FOR PROPOSAL 3.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SUN BANCORP, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE UPON WRITTEN NOTICE THEREOF TO THE SECRETARY OF THE CORPORATION.

     WITNESS the hand and seal of the undersigned, this ______ day of _______________________, A.D., 2001.

                               -------------------------------- (SEAL)
                               Signature
                               -------------------------------- (SEAL)
                               Signature
                               -------------------------------- (SEAL)
                               Signature

Signatures above will be determined to have been signed for all matters in this proxy whether appearing on the face or the reverse side of this proxy.

                                IMPORTANT NOTICE

     All joint owners should sign this proxy. Please sign this proxy as your stock is registered. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title. If there is more than one fiduciary, all should sign, for a corporation the person signing this proxy should show the full corporate title and be an authorized officer.

     PLEASE SIGN WHERE INDICATED AND PROMPTLY RETURN THIS PROXY TO SUN BANCORP, INC. IN THE ENCLOSED SELF-ADDRESSED POSTAGE PREPAID ENVELOPE. IF YOU DO NOT SIGN AND RETURN THIS PROXY, OR ATTEND THE MEETING AND VOTE, YOUR SHARES WILL NOT BE VOTED.

                         SHAREHOLDER LUNCH REPLY CARD


     I/We plan to attend the luncheon following the Sun Bancorp, Inc. 2001 Annual Shareholders' Meeting to be held at the Susquehanna Valley Country Club, Mill Road, Hummels Wharf, Pennsylvania, on Thursday, April 26, 2001 at 10:30 a.m., prevailing time.

                          Number Attending Meeting  _____

                          Number Attending Luncheon _____

     The luncheon should begin no later than 12:00 Noon and will be completed by approximately 12:45 p.m.

                                         Signature ______________________
                                         Print Name  ____________________


                                         Signature _____________________
                                         Print Name ___________________


R.S.V.P. by April 13, 2001
To:  Sun Bancorp, Inc.
     2-16 South Market St.
     Selinsgrove, PA 17870

If you have any questions that you would like addressed at the Annual Meeting, please record them on the reverse side.